GE INVESTMENTS FUNDS, INC.

Supplement Dated February 20, 2004

To Prospectus Dated May 1, 2003

The second paragraph on page 57 of the prospectus is deleted in its entirety and replaced with the following:

The Real Estate Securities Fund is managed by the following investment team:

Gail P. Seneca, Ph.D., Albert J. Gutierrez, CFA and Frederick Goetzke, CPA. The team is led by Mr. Gutierrez.

Gail P. Seneca founded Seneca in 1989, and serves as Managing Partner and Chief Investment Officer of the firm. Ms. Seneca has been involved in the management of the Real Estate Securities Fund since 1995. Her background spans over twenty years in the investment management business, including key investment roles at Wells Fargo and Chase Bank. Ms. Seneca also serves as Chairman of the Board and CEO of Luminent Mortgage Capital, Inc., a real estate investment trust that was formed in April 2003 and is advised by Seneca. Ms. Seneca attended New York University where she earned a BA, an MA and a Ph.D.

Albert J. Gutierrez is Chief Investment Officer of Fixed Income for Seneca and has served in that capacity since April 2002. Mr. Gutierrez is responsible for the management of over $6 billion in investments at Seneca,. Prior to joining Seneca, Mr. Gutierrez headed portfolio management, trading and investment systems at American General Investment Management from April 2000 to January 2002 and held a similar role at Conseco Capital for twelve years prior to that assignment. Mr. Gutierrez also serves as President and Director of Luminent Mortgage Capital, Inc. Mr. Gutierrez holds a degree in Economics from the Wharton School, University of Pennsylvania and is a CFA charterholder.

Frederick Goetzke is a Securities Analyst at Seneca covering real estate related securities and has served in that capacity since May 2002. Prior to joining Seneca, Mr. Goetzke was a Securities Analyst at American Express Financial Advisors from May 1998 to May 2002. Mr. Goetzke studied at the London School of Economics, and earned an MBA from Indiana University. Mr. Goetzke is also a CPA.